RESIDENTIAL
                                     LEASE

   The Philadelphia Bar Association and the Greater Philadelphia Association of REALTORS(R) approve this lease as an acceptable residential lease form.

1. PARTIES

This lease is made on June 28
1996, between the tenant Mother's Work, Inc.
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and the landlord or agent:
Landlord: Dan and Rebecca Mattias
          -----------------------------------
Agent:
          -----------------------------------
Address:  224 W. Washington, Square
          Phila., PA 19106
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Phone:    215 625 4580
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2. PROPERTY

The landlord agrees to rent to the tenant the following property:

700 Locust Street
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Apt. 1A
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3. CONDITIONS

a. The monthly rent is $1,300

b. The term of this lease is for
one month, from
       7-1         1996 (the
------------------    -
beginning date), to 8-1
                    --------
1996 (the ending date).
   -

c. The total rent for the lease term is _ _ _ _.

d. Rent is due in advance on the following day of the month: _1st_ If this lease begins on a different day, the rent for the first month is $_ _ _ _ _ _.

e. If rent is more than _ _ _ days late the Tenant must pay a late fee of $_ _ _ _ _ _.

f. The security deposit is $ _ _ _0_ _ _.

g. This lease will renew unless the landlord or the tenant gives_ _ _days written notice before the ending date of this lease. The landlord or the tenant must give 30 days written notice to end a month to month lease.

h. The length of each renewal term of this lease is
                        one month
                     ----------------

i. If the landlord makes any changes, including a rent increase, when renewing this lease, the landlord must send the changes to the tenant at least
   _ _ _ days before the end of the lease.

j. The tenant may use the property only for_ _ _ _ _ _ _ _ _ _.

k. The maximum number of people who can live in the property is _ _ _ _ _ _ _ _ _.

1. Rules are attached: Yes |_|    No |_|

m. Before this lease begins, the landlord agrees to make the following repairs. replacements or improvements: tenant accepts as-is
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    ----------------------------------------------------------------

n. Tenant will pay rent to:

   |X| landlord  |_| agent for landlord
       at this at this address:
          224 W. Washington Square
          -----------------------------------
          Phila., PA 19106
          -----------------------------------
o. List of utilities or other charges the landlord or the tenant will pay:

                              Landlord        Tenant
                              pays            pays
                              ----            ----
        Heat                   |_|             |_|

        Electricity            |_|             |X|

        Gas                    |_|             |_|

        0il                    |_|             |_|

        Hot Water              |_|             |_|

        Water& Sewer           |_|             |_|

        Lawn Care              |_|             |_|

        Snow Removal           |_|             |_|

        Other:
        ______________         |_|             |_|

        Other:
        ______________         |_|             |_|




4. COPIES OF SIGNED LEASE

   The tenant does not have to pay rent until the landlord gives the tenant a copy of the lease signed by the landlord and all tenants.

5. INABILITY TO GIVE POSSESSION

   If, for any reason not caused by the tenant, the landlord is unable to give the tenant possession of the property on the beginning date of the lease, the tenant can choose to:

   a. End this lease. The landlord must then return any money the tenant has paid.
                                       or

   b. Delay the beginning of the lease for up to one month until the landlord can give possession. The tenant will not owe rent until the landlord gives possession. If the tenant does not get possession, the landlord must return any money the tenant has paid.

The landlord will nor have to pay damages to the tenant if the reason for not giving possession is beyond the landlord's control.

6. DESTRUCTION OR DAMAGE

   a. The tenant will notify the landlord promptly if the property is destroyed or damaged. If the destruction or damage makes the property partly or completely unlivable, the tenant can choose to:

      1) Move out as soon as possible. Within 24 hours after the tenant moves out, the tenant must make a reasonable effort to notify the landlord. This lease will end as of the date or moving out.

                                     or

      2) Continue to occupy that part of the property still livable, if the law allows occupancy. Until the landlord repairs the damage, the rent is reduced by the percentage of the property that is unlivable. If the law does not allow occupancy, this lease will end.

   b. If the lease ends, the landlord will return any rent the tenant already paid for the remaining time of the lease plus the security deposit. Section 15 (Security Deposit) of this lease explains the return of the security deposit.

   c. The landlord and the tenant are each responsible for their own negligence and the negligence of their guests, family or any others they allow on the property. The landlord is not required to make repairs caused by the tenant's negligent conduct or by the willful misconduct of the tenant or a person on the property with the tenant's permission.

7. SALE OF PROPERTY

   a. If the landlord sells or transfers the property, the landlord will give written notice to the tenant stating:

      1) The name of the new landlord;

      2) The address and the telephone number of the new landlord and/or agent;

      3) Where and to whom to pay rent; and

      4) Whether the landlord has transferred the security deposit to the new landlord. If the landlord does not transfer the security deposit, the landlord must return it to the tenant. Section 15 (Security Deposit) of this lease explains the return of the security deposit.

   b. A landlord who provides the notice describing the new landlord as required in Section 7.a. is not responsible under this lease for events occurring after the sale of the property. If the landlord does not provide the notice, the landlord is responsible for damages the tenant suffers because of no notice or incorrect notice. The landlord agrees to include in any sale or voluntary transfer of the property, a written provision requiring the new landlord to accept all of the obligations of the lease.

8. RULES

All rules are in writing and are attached to this lease. The rules must agree with this lease. The tenant must follow the rules. The landlord cannot change the rules unless the tenant agrees in writing.

9. LANDLORD'S ENTRY ONTO PROPERTY

   a. The landlord can enter the property at reasonable times on 24 hours notice to the tenant to:

     1) Inspect the property.

     2) Make repairs, alterations or improvements

     3) Supply services.

     4) Show the properly to prospective buyers, mortgage lenders, contractors or insurers.

   b. After the tenant or the landlord has given notice to end the lease, the landlord may show the property to future tenants at reasonable times. The landlord can only inspect the property with the tenant present or after the landlord gives the tenant reasonable opportunity to be present. The tenant can refuse entry to any future tenant unless the future tenant enters with a representative of the landlord or has written permission from the landlord.

   c. In case of emergency, the landlord can enter the property at any time without notice to the tenant. If the tenant is not present at the time of entry, the landlord must notify the tenant within 24 hours of the time, purpose and persons who entered the property.

10. TENANT PROMISES

   The tenant and other people the tenant allows on the property promise to:

   a. Obey all laws that apply to tenants.

   b. Keep the property clean and safe.

   c. Use all electrical, plumbing, sanitary, heating, ventilating, air conditioning and other facilities and appliances in a safe and reasonable way.

   d. Promptly remove all trash, garbage and debris from the property as required by the landlord and local law.

   e. Not deliberately or negligently destroy, deface, damage, or remove any part of the property or grounds.

   f. Not unreasonably disturb the peace and quiet of the landlord, other tenants or neighbors.

   g. Promptly notify the landlord of conditions that need repair.

   h. Make no major change to the property, such as painting, rebuilding, removing or repairing without the landlord's consent. The tenant can make necessary repairs if the landlord does not make the repairs after reasonable notice from the tenant. Alterations become the property of the landlord, unless the landlord gives written permission to remove them.

   i. Keep nothing in the property that is highly flammable, dangerous or substantially increases the danger of fire or injury.

   j. Allow the landlord to put up "sale", "rent" or "information" signs.

   k. Move out of the property when the lease ends.

11. LANDLORD PROMISES

The landlord promises to:

   a. Operate and keep the properly and common areas in the manner required by law.

   b. Keep the property in good repair and good working order. This includes the roof, windows, doors, locks, floors, steps, porches, exterior and interior walls, ceilings, foundations and all other structural parts of the property. This also includes electrical, plumbing, sanitary, drainage, heating, water heating and ventilating systems. If the landlord provides air conditioning, elevator and security systems, they are included.

   c. Continue all services and utilities that the landlord has agreed to provide under Section 3. (Conditions - o. Utilities) of this lease.

d. Exterminate to keep the property reasonably free from insects, rodents and other pests. This does not apply to single family properties.

e. Pay all utility bills that are the landlord's responsibility under Section 3. (Conditions - o. Utilities) in order to prevent interruption of service because of nonpayment of bills

f. Provide emergency access to utilities serving the property.

g. If Section 3. (Conditions - o. Utilities) requires the landlord to provide heat, the landlord will provide heat at a minimum temperature of 68 degrees from October 1 to April 30. The landlord must also provide heat during the rest of the year when the outside temperature falls below 60 degrees. This does not apply when the failure to provide heat is beyond the landlord's control.

12. LANDLORD REMEDIES

a. Before the landlord can file a lawsuit in court to evict the tenant for failure to pay rent or other charges required by this lease, the landlord must give the tenant 10 days written notice to leave the property. This lease ends on the eleventh day after the landlord gives notice, if the tenant does not pay. The landlord may then file a lawsuit in court to evict the tenant.

b. Before the landlord can file a lawsuit to evict the tenant for failure to comply with any provisions of the lease other than for nonpayment of rent or charges, the landlord must give the tenant written notice. The notice must describe the problem and give the tenant 5 days to correct the problem.

1) If the tenant does not correct the problem or if the problem happens again during the lease term, the landlord can end the lease by giving the tenant a 10 day written notice.

2) This lease ends on the eleventh day after the landlord gives the second notice. The landlord may then file a lawsuit in court to evict the tenant.

c. These are not the only remedies the landlord has if the tenant violates or breaks this lease. Besides ending this lease and evicting the tenant, the landlord can sue the tenant for unpaid rent, other damages, losses or injuries. If the landlord gets a judgment for money against the tenant, the landlord can use the court process to take your personal goods, furniture, motor vehicles and money in banks.

In this Section the tenant gives up or waives a right to receive longer notice to leave the property for reasons not related to payment of rent.

13. TENANT RIGHTS AND REMEDIES

a. Unless the landlord gets the proper court order, the landlord cannot:

1) Lock the tenant out of the property.

2) Stop or reduce utilities or other necessary services.

3) Remove the tenant's belongings from the property.

b. If the landlord does any of these things, the tenant can:

1) Go back into the property;

2) Restore the utilities or necessary services; and

3) End this lease and get back the security deposit. Section 15 (Security Deposit) of this lease explains the return of the security deposit.

c. The tenant can also sue the landlord to get paid for losses and injuries and to get back the tenant's belongings.

14. LANDLORD RETALIATION PROHIBITED

The landlord cannot increase the rent or decrease services or threaten to evict the tenant because the tenant:

a. Complains to a government agency or the landlord of a violation of any housing, health, safety or other code requirements at the property.

b. Joins or helps organize a tenant organization.

c. Uses any legal rights.

15. SECURITY DEPOSIT

a. The landlord cannot require the tenant to pay a security deposit that is more than 2 months rent. After the first year, the landlord must reduce the security deposit to no more than one month's rent. After 5 years, the landlord cannot increase the security deposit even if the rent goes up.

b. If the security deposit is more than $100.00, the landlord must deposit it in a bank escrow account. The landlord must notify the tenant in writing of the name and address of the bank.

c. After the second year, the landlord must keep the security deposit in an interest paying account. When the landlord uses an interest paying account, the landlord can keep one percent per year of the deposit. The landlord must pay the tenant all other interest once a year.

d. The tenant cannot use the security deposit to pay rent without the written approval of the landlord.

e. The landlord can use the security deposit for unpaid rent and damages that are the tenant's responsibility beyond normal wear and tear.

f. When the tenant moves out, the landlord will prepare a list of charges for damages and any unpaid rent. The landlord can deduct these charges, if any, from the security deposit and will return the balance with any interest due to the tenant within 30 days. The tenant must give the landlord written notice of the tenant's new address or make other arrangements with the landlord for the return of the security deposit.

16. TAKING OF PRIVATE PROPERTY -- CONDEMNATION

The taking of private property for a public purpose is called condemnation. The taking happens either by court order or by transferring ownership to the condemning agency.

If all or part of the property is taken by this process, the landlord or the tenant can end this lease after giving 30 days written notice. The tenant can receive relocation benefits from the taking agency.

17. TENANT TRANSFER OF LEASE

The tenant cannot lease the property to any other person or let any other person take over the tenant's rights and duties under this lease, unless the landlord first gives written approval. The landlord will not unreasonably withhold approval.

18. PRIORITY OF LEASE

If this property is sold at a mortgage foreclosure sale, the purchaser can end this lease. In a foreclosure sale, all mortgages that now or in the future affect the property have a priority over this lease. The tenant agrees to sign all papers needed by the mortgage holder to give priority over this lease.

In this Section the tenant gives up or waives a right to have the lease continue after some foreclosure sales.

19. DISPUTES

The landlord and tenant can agree to use an alternative dispute resolution process, such as mediation or arbitration, to settle disagreements under this lease.

20. ENTIRE AGREEMENT

This lease contains the complete agreement between the landlord and the tenant. This lease creates legal duties on the landlord and tenant and anyone who lawfully succeeds to their rights or takes their places. The landlord and tenant can change this lease only by a written agreement signed by both of them.

21. TENANT GIVES UP (WAIVES) RIGHTS

By signing this lease, the tenant gives up or waives legal rights that are explained in this section and in Sections 12 (Landlord Remedies) and 18 (Priority of Lease).

a. In Section 12 (Landlord Remedies), the tenant agrees that the landlord can give the tenant 10 days notice to leave the property for reasons not related to payment of rent. This means the tenant gives up the right to receive a longer notice.

b. In Section 18 (Priority of Lease), the tenant agrees that a mortgage has a priority over this lease. This means a person who becomes an owner of the property through a mortgage foreclosure can end the tenant's lease.

22. LEAD-BASED PAINT

"EVERY LESSEE OF ANY INTEREST IN RESIDENTIAL PROPERTY ON WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING. LEAD POISONING IN YOUNG CHILDREN MAY PRODUCE PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIOR PROBLEMS AND IMPAIRED MEMORY. LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN, THE LESSOR OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO DISCLOSE TO THE LESSEE THE PRESENCE OR ABSENCE OF ANY LEAD-BASED PAINT AND/OR LEAD-BASED PAINT HAZARDS. A COMPREHENSIVE LEAD INSPECTION OR RISK ASSESSMENT FOR POSSIBLE PAINT AND/OR LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO LEASE."

     The paragraph above means within ten (10) days from the final signing of this lease, the tenant can pay for a complete lead inspection and risk assessment of the rental property by a certified lead inspector. If the inspection reveals that lead-based paint or lead-based paint hazards are present in the rental property, the tenant has:

a. Two (2) business days after receiving the report to end this lease
                              and

b. Get back all rents and security deposits paid to the landlord.

If the tenant does not end this lease within two (2) days after getting the report, the tenant gives up the right to get an inspection or end this lease.

23. SPECIAL CONDITIONS (The Attorney General has not pre-approved any conditions added by the landlord or tenant for compliance with the Pennsylvania Plain Language Consumer Contract Act.)



/s/ Thomas Frank                                   /s/ Rebecca Matthias
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        TENANT                                        LANDLORD or AGENT


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        TENANT                                        LANDLORD or AGENT

The Office of the Attorney General has approved this lease as complying with the Pennsylvania Plain Language Consumer Contract Act. In the opinion of the Office of Attorney General, a preapproved consumer contract meets the test of readability under 73 P.S. Section 2205 of the Plain Language Consumer Contract Act. Preapproval of a consumer contract by the Office of Attorney General only means that simple, understandable and easily readable language is used. It is not an approval of the contents or legality of the contract.